SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 8.01.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, jointly administered under case number 00-34533. On January 31, 2005 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended December 31, 2004, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended December 31, 2004 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  February 15, 2005                    By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                December 31,   February 29,
                                                    2004          2004
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $   11,376    $   16,258
    Accounts Receivable, Net                             --            --
    Inventories                                      51,035        46,054
    Other Receivables                                 5,848         6,942
    Prepaid Expenses                                  3,355         2,792
                                                  ---------     ---------
    Total Current Assets                             71,614        72,046
                                                  ---------     ---------

    Land and Buildings                               11,316        19,643
    Fixtures, Furniture and Vehicles                  9,808         9,429
    Leasehold Improvements                           26,981        24,825
    Construction in Progress                            898           781
                                                  ---------     ---------
    Total Property and Equipment                     49,003        54,678
    Accumulated Depreciation and Amortization        24,476        24,605
                                                  ---------     ---------
    Property and Equipment, Net                      24,527        30,073
                                                  ---------     ---------

    Other Assets                                     60,491        88,222
                                                  ---------     ---------
    TOTAL ASSETS                                 $  156,632    $  190,341
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  6,446         7,965
    Accrued Expenses                                 15,868        21,042
    Income Tax Currently Payable                         --            --
    Deferred Revenue                                  6,407         8,047
                                                  ---------     ---------
    Total Current Liabilities                        28,721        37,054
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               689,130       706,068

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,526
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (923,616)     (915,178)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (561,219)     (552,781)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  156,632    $  190,341
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended    Ten Months Ended
                                          December 31, 2004  December 31, 2004
                                         ------------------  ------------------

Sales                                              $ 28,551           $276,216
Costs of Sales                                       15,831            153,338
                                                    -------            --------
    Maintained Margin                                12,720            122,878


Other Income                                          2,403             21,734
                                                    -------            --------
    Total Income                                     15,123            144,612


Selling, General & Administrative Expense            14,565            144,793
Interest Expense                                         37                470
                                                    -------            --------
    Total Operating Expense                          14,603            145,263

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           520               (651)

Reorganization Items:
  Store and Distribution Center Exit Costs               28             (1,846)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --             (2,063)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (34)
  Professional Fees                                    (535)            (4,452)
                                                    -------            --------
     Total Reorganization Items                        (507)            (8,395)

Delivered Sales Adjustment                            1,121                677
                                                    -------            --------
Income (Loss) Before Income Taxes                     1,134             (8,369)
Income Taxes                                             --                 69
                                                    -------            --------
Net Income (Loss)                                  $  1,134           $ (8,438)
                                                    =======            ========

Income (Loss) per Share                            $   0.02           $  (0.14)

Diluted Shares                                       60,771             60,771

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Ten Months Ended
                                           December 31, 2004  December 31, 2004
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $  1,134          $   (8,438)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      317               3,136
   Reorganization items                               507               8,395
   Sold not delivered adjustment                   (1,121)               (677)
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                              (77)              2,116
       Inventories                                 (1,190)             (5,867)
       Prepaid expenses                               (35)               (563)
       Deferred taxes                                  --                  --
       Deferred revenue                               (11)                 28
       Accounts payable                              (518)             (1,758)
       Accrued expenses                            (2,106)             (8,194)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                             (3,100)            (11,823)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (345)             (2,944)
  Disposals of property and equipment                   1                 113
  Proceeds from dispositions of fixed
    assets - reorganization                         1,988               3,394
  Miscellaneous investments                         6,394              21,179
                                                 ---------           ---------
Net cash provided by investing activities           8,038              21,742
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --             (14,802)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --             (14,802)
                                                 ---------           ---------
Net increase (decrease) in cash                     4,938              (4,882)
Cash at beginning of period                         6,438              16,258
                                                 ---------           ---------
Cash at end of period                           $  11,376          $   11,376
                                                 =========           =========